FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending October 19, 2004

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   13-October-04

Housing Loan Collection Period      10-Jul-04 to 09-Oct-04
                                  (inclusive)  (inclusive)

Days in Collection Period             92

Coupon Period          19-Jul-04      to         19-Oct-04
                       (inclusive)             (exclusive)

Days in Coupon Period  		      92

3 month BBSW
at beginning of coupon period         	   5.43500%
3 Month USD-LIBOR      			   1.61000%
Foreign Exchange Rate  0.62354525564

Available Income       			4,443,020.25
Total Available Funds  			4,443,020.25
Accrued Interest Adjustment           	0.00
Redraws Made This Period                11,102,184.71
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			204,108.03
Total Payments         			3,924,235.35
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	31,710,071.22
Principal Collections  			20,607,886.51
Excess Available Income               	518,784.89
Excess Collections Distribution       	518,784.89
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	241,906,625.27
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.3582%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00      886.7101          48.2847
Class B   0.00    2,099.3184        137.9407

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       218,160,114.05        94.72309%         1.00000
Class B        13,824693.33          5.27691%
RFS                     0.00              	       0.00000
              231,984,807.38       100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       136,032,704.09         0.0990986
Class B         8,620,321.93         0.2668830
RFS                     0.00
              144,653,026.02

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th October 2004
                Number     Current    Instalment   % by     % by
               of Loans    Balance     Amount $   Number   Balance

Current          3,234  219,486,673  2,436,989   95.60%    94.61%
1 - 29 Days        130   11,131,154     98,545    3.84%     4.80%
30 - 59 Days        10      867,890      6,923    0.30%     0.37%
60 - 89 Days         4      231,168      2,020    0.12%     0.10%
90 - 119 Days        1       47,733        400    0.03%     0.02%
120 - 149 Days       1       35,332        315    0.03%     0.02%
150 - 179 Days       0            0          0    0.00%     0.00%
180+ Days            3      184,857      1,607    0.09%     0.08%
TOTAL            3,383  231,984,807  2,546,799  100.00%   100.00%


$A
Scheduled principal     		$          3,781,541
Unscheduled principal   		$         16,826,345
Principal Collections   		$         20,607,886

Fixed Interest Rate Housing Loan        $         27,484,180
Variable Rate Housing Loans             $        204,500,627
                        		$        231,984,807






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: October 19, 2004
By:    /s/ Raman Bhalla


Name: Raman Bhalla

Title:   Principal Accounting Officer